SUPPLEMENT DATED MAY 30, 2025
TO THE CURRENTLY EFFECTIVE
STATEMENTS OF ADDITIONAL INFORMATION (“SAIs”)
OF
ABACUS FCF INTERNATIONAL LEADERS ETF (ABLG)
ABACUS FCF LEADERS ETF (ABFL)
(each a “Fund” and, together, the “Funds”)
(each a series of Abacus FCF ETF Trust)

Important Notice to Investors

Capitalized terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Funds’ SAI.

Effective June 2, 2025, the Standard Transaction Fee for ABLG is $500 and for ABFL is $300, regardless of the number of Creation Units created or redeemed in the transaction. All references to each Fund’s Standard Transaction Fee is replaced with such amounts.

Please keep this supplement with your SAI for future reference.